                                                                    EXHIBIT 99.1


                                            Net Interest Margin Trust 1994-B
                                            January, 2001
                                            Payment: February 15, 2001

                                            7.85% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                            Distribution Date: February 15, 2001


                                                                                   Per $1,000
Securitized Net Interest Margin Certificates                                        Original
--------------------------------------------                                       -----------
1.   Amount Available                                            331,530.97
                                                             --------------
     Pro rata Share of Excess from NIM 94-A                      198,918.07
                                                             --------------
Interest

2.   Aggregate Interest                                           16,504.86         0.17862403
                                                             --------------        -----------
3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                             16,504.86
                                                             --------------
Principal

6.   Current month's principal distribution                      513,944.18         5.56216645
                                                             --------------        -----------
7.   Remaining outstanding principal balance                   2,009,091.07         21.7434098
                                                             --------------        -----------
     Pool Factor                                                 0.02174341
                                                             --------------
8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                             197,556,877.70**
                                                             --------------
9.   Aggregate principal balance of loans
     refinanced by Conseco Finance                               358,908.20
                                                             --------------

10.  Weighted average CPR                                             7.41%
                                                             --------------

11.  Weighted average CDR                                             1.57%
                                                             --------------

12.  Annualized net loss percentage                                   1.18%
                                                             --------------

13.  Delinquency              30-59 day                               1.46%
                                                             --------------
                              60-89 day                               0.44%
                                                             --------------
                              90+ day                                 0.79%
                                                             --------------
                              Total 30+                               2.69%
                                                             --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 12/15/00.

                                                Net Interest Margin Trust 1994-B
                                                January, 2001
                                                Payment:  February 15, 2001


                                                      Fee Assets
                                 --------------------------------------------
                                   Guarantee      Inside          Fee Asset
                                     Fees          Refi             Total
                                 --------------------------------------------
GTFC 1994-1                           0.00       6,627.76           6,627.76
GTFC 1994-2                           0.00           0.00               0.00
GTFC 1994-3                           0.00           0.00               0.00
GTFC 1994-4                           0.00           0.00               0.00

                                 --------------------------------------------
                                      0.00       6,627.76           6,627.76

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      6,627.76
                                                                  ----------

Subordinated Servicing Fees                                       212,730.22
                                                                  ----------

Payment on Finance 1 Note                                         219,357.98
                                                                  ----------

Allocable to Interest (current)                                         0.00
                                                                  ----------

Allocable to accrued but unpaid Interest                                0.00
                                                                  ----------

Accrued and unpaid Trustee Fees                                         0.00
                                                                  ----------

Allocable to Principal                                                  0.00
                                                                  ----------

Finance 1 Note Principal Balance                                        0.00
                                                                  ----------

                                                Net Interest Margin Trust 1994-B
                                                January, 2001
                                                Payment:  February 15, 2001





                                  Inside
                   Residual        Refi          Total
                  --------------------------------------

GTFC 1994-1            0.00          0.00          0.00
GTFC 1994-2       51,724.45      3,182.07     54,906.52
GTFC 1994-3       21,343.70      4,162.49     25,506.19
GTFC 1994-4       26,448.75      5,311.53     31,760.28
                  --------------------------------------
                  99,516.90     12,656.09    112,172.99

 Total Residual and Inside
           Refinance Payments                112,172.99
                                         --------------